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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of IMS Health Incorporated Savings Plan on Form S-8 (File No. 333-53712-1) of our report dated June 18, 2002 relating to the financial statements of the IMS Health Incorporated Savings Plan which appears in this Annual Report on Form 11-K.





                                              /s/ PRICEWATERHOUSECOOPERS LLP
                                              -------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  New York, New York
                                                  June 28, 2002









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